UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 13, 2017

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6401 N. Eldridge Parkway Houston, Texas	77041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 13, 2017, in support of management’s decision to institute pay reductions for company employees worldwide, the Compensation Committee of the Board of Directors (the “Board”) of Dril-Quip, Inc. (the “Company”) determined that the Board reduce its own fees and approved reductions of 10% in the annual fees paid to non-employee directors for their service on the Board, effective April 1, 2017 (collectively, the “Fee Reduction”). The following table sets forth the amounts of such fees prior to the Fee Reduction (the “Original Director Fees”) and the reduced fees (the “Reduced Director Fees”).

Type of Fee	Original Director Fees	Reduced Director Fees
Annual Fee for Non-Employee Chairman of the Board	$150,000	$135,000

Annual Fee for Other Non-Employee Directors	$75,000	$67,500

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

By:	/s/ James C. Webster
James C. Webster
Vice President — General Counsel and Secretary

Date: March 15, 2017

3